Exhibit 10.35A

Confidential Treatment Requested by Tesla Motors, Inc.

October 30, 2013

To:	Mr. Shinsuke Nakahori

Director, Portable Rechargeable Battery Business Division

SANYO Electric Co., Ltd. 222-1, Kaminaizen, Sumoto City, Hyogo 565-8555, Japan

Mr. Joseph Howell

Panasonic Industrial Devices Sales Company of America

Panasonic Corporation of North America

Two Riverfront Plaza, 7th Floor, Newark, NJ 07102-5490

This amendment (“Amendment”) is entered into by and between Tesla Motors, Inc. (“Tesla”) and Panasonic Industrial Devices Sales Company of America f/k/a Panasonic Industrial Company, division of Panasonic Corporation of North America, and SANYO Electric Co., Ltd. acting through Portable Rechargeable Battery Business Division, the assignee of the Agreement from Panasonic Corporation, acting through Energy Company (collectively, “Panasonic”) (Tesla and Panasonic are referred to collectively as the “Parties”) as of the date set forth above in connection with the Parties’ Supply Agreement dated October 5, 2011 (as amended, the “Agreement”). All terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement. In consideration of the mutual promises and mutual covenants set forth below and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree to amend the Agreement as follows:

1.	In Section 2(b) (Term) of the Agreement, the phrase “December 31, 2015” is deleted from the first sentence and replaced with “December 31, 2017.”

2.	For purposes of Section 3 (Forecast and Orders), Tesla’s subsidiaries and affiliates may issue Orders pursuant to the Agreement, and such Orders shall be deemed to be valid and binding Orders by the issuing entity and the issuing entity shall be responsible for payment therefor. If the issuing entity fails to pay amounts due pursuant to an accepted Order by the applicable payment date, Panasonic shall notify Tesla and Tesla shall be responsible for such payment. Items ordered pursuant to such Orders shall count against Tesla’s overall purchase commitments hereunder.

3.	Section 6(c) of the Agreement is amended to include the following additional sentence: “Seller shall use a bonded carrier from the U.S. port of entry to Tesla’s designated facility for each delivery hereunder, unless Tesla has given express, prior written waiver of this requirement for a particular delivery.”

4.	Section 7 of the Agreement is amended to include the following additional section: “(e) In connection with the foregoing, the Parties have agreed to the Process and Procedures for Damaged Goods Arriving at Tesla Motors dated June 22, 2012, which is hereby incorporated by reference into the Agreement.”

5.	The last sentence of Section 8(a) of the Agreement is hereby deleted in its entirety and replaced with the following: “Panasonic may, for good cause, propose a change to the payment terms and/or amount or duration of credit extended to Tesla hereunder, and the Parties shall discuss any such proposal in good faith. Notwithstanding the foregoing, Panasonic reserves the right at any time, but only after a good faith discussion with Tesla, [***].”

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6.	The following is added as a new Section 9(i):

(i) If, with respect to Items, Modules and/or Finished Products, [***], Panasonic shall be liable for the [***]. Notwithstanding the foregoing, Panasonic shall not be liable under this paragraph to the extent that [***]. To the maximum extent permitted by law, Panasonic’s liability to Tesla pursuant to this Section 9(i) shall not [***]. Panasonic’s liability set forth above shall be Tesla’s sole remedy in case of [***] and in no event shall Panasonic be liable for any lost goodwill, profit, revenue or savings in connection with [***]. To the extent permitted by applicable law, Tesla shall (a) notify Panasonic promptly after becoming aware of [***] and [***] in connection with [***], to the extent related to the Items, (b) consult with Panasonic in good faith regarding [***], and (c) provide such information as reasonably requested by Panasonic from time to time with respect to [***].

7.	In Section 11 (Indemnification) of the Agreement, subsection (c) is hereby renumbered as subsection (d) and the following is added at the end of the subsection: “The indemnifying Party may not[***].”

8.	In Section 11 (Indemnification) of the Agreement, a new subsection (c) is added as follows:

(c) Infringement Indemnity by Panasonic. At any time during the term of this Agreement and thereafter, Panasonic shall indemnify and hold the Tesla Parties harmless from and against any and all Claims arising out of any actual or alleged infringement or misappropriation of the patent, trademark, copyright, trade secret or other intellectual or industrial property rights of any third party with respect to the extent caused by Panasonic and/or the Items as delivered by Panasonic; provided, however, that the foregoing indemnity shall not apply with respect to Claims to the extent [***].

9.	Section 12(a) is amended and restated in its entirety as follows:

(a) Limitation of Liability.

(i) TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW AND EXCEPT FOR (1) [***], (2) EACH PARTIES’ OBLIGATIONS SET FORTH IN SECTION 11, (3) [***], (4) TESLA’S OBLIGATIONS SET FORTH IN SECTION 12(d), AND (5) [***], NEITHER PARTY SHALL BE LIABLE OR RESPONSIBLE TO THE OTHER PARTY FOR ANY SPECIAL, INDIRECT, INCIDENTAL, EXEMPLARY, CONSEQUENTIAL OR PUNITIVE DAMAGES ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, ANY WORK DELAYS, LOST GOODWILL, PROFIT, REVENUE OR SAVINGS, LOSS OF USE, COST OF CAPITAL, COST OF SUBSTITUTE EQUIPMENT, FACILITIES OR SERVICES, OR DOWNTIME COSTS, EVEN IF SUCH PARTY HAS BEEN ADVISED OR IS AWARE OF THE POSSIBILITY OF SUCH DAMAGES, AND NEITHER PARTY’S LIABILITY FOR MONETARY DAMAGES TO THE OTHER PARTY UNDER THIS AGREEMENT SHALL EXCEED [***]. [***] MEANS AN AMOUNT EQUAL TO [***].

(II) TESLA’S LIABILITY TO PANASONIC RESULTING FROM [***] SHALL NOT EXCEED [***].

(III) THE PARTIES AGREE THAT DAMAGES INCURRED DUE TO [***], WILL BE CONSIDERED DIRECT DAMAGES.

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10.	The current version Attachment 1 of the Agreement is no longer in effect and is hereby replaced in its entirety by Attachment 1-A, attached hereto.

11.	This Amendment, together with the Agreement (including any open purchase orders), constitutes the entire agreement between the Parties and supersedes all prior agreements and understandings, both oral and written, between the Parties. This Amendment may be executed in counterparts, each of which when so executed and delivered will be deemed an original, and all of which taken together will constitute one and the same instrument.

I am pleased that we have reached this point and look forward to a continuing productive relationship with you. Please confirm Seller’s agreement with the foregoing by signing a copy of this letter where indicated below and returning it to me.

Sincerely,

/s/ JB Straubel

JB Straubel
Chief Technology Officer
Tesla Motors, Inc.
3500 Deer Creek Road
Palo Alto, CA 94304

Agreed to by Panasonic Industrial Devices Sales Company of America, division of Panasonic Corporation of North America

By:	/s/ Kazuto Nezu

Name:	Kazuto Nezu

Title:	Director, Panasonic Industrial Devices Sales Company of America, division of Panasonic Corporation of North America

Agreed to by SANYO Electric Co., Ltd. acting through Portable Rechargeable Battery Business Division

By:	/s/ Shinsuke Nakahori

Name:	Shinsuke Nakahori

Title:	Director, SANYO Electric Co., Ltd. acting through Portable Rechargeable Battery Business Division

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Attachment 1-A

List of Items, Pricing Mechanism

1.	Pricing for Cells Delivered Through December 31, 2013

[***].

2.	Pricing for Cells Delivered After January 1, 2014

(a)	Cell Pricing.

2014-2015	1Q14	2Q14*	3Q14*	4Q14*	1Q15*	2Q15*	3Q15*	4Q15*
Price for Li-Ion Cell [***] (Tesla Part No. [***]) [1]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Quantity (millions)	[***]		[***]		[***]		[***]

2016-2017	1Q16*	2Q16*	3Q16*	4Q16*	1Q17*	2Q17*	3Q17*	4Q17*
Price for Li-Ion Cell [***] (Tesla Part No. [***]) [1]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Quantity (millions)	[***]		[***]		[***]		[***]

The pricing set forth above is based on the following [***]. The Parties shall work together on an on-going basis and in good faith to [***], the Parties shall jointly determine the amount of [***] in good faith [***] following any such meeting, and [***] shall be reflected in [***] pricing under this Attachment 1-A as follows: [***].

2014-2015	4Q13	1Q14	2Q14	3Q14	4Q14	1Q15	2Q15	3Q15	4Q15
[***] cost per cell	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***] cost per cell	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***] cost per cell	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***] cost per cell	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[1]	The Parties may also agree to modify the types of Items eligible for purchase under this Agreement (e.g. by substituting later versions of earlier cells), and purchases of such Items hereunder shall be deemed to satisfy any applicable purchase commitments hereunder and the price for such Items shall be negotiated in good faith by the Parties.
*	The prices set forth above are [***], and the Parties shall recalculate the [***] in good faith [***].

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(b)	Price Adjustments. The prices set forth above shall be adjusted [***] for adjustments in prices for the [***] materials set forth below, in accordance with the adjustment mechanism process set forth in Exhibit 1 ([***]). The following assumptions shall apply for purposes of the price adjustment mechanism:

Baseline Commodity Assumption
[***] Content (g)	[***]
[***] Price (USD/kg)	[***]
[***] Content (g)	[***]
[***] Price (USD/kg)	[***]
[***] Content (g)	[***]
[***] Price (USD/kg)	[***]
[***] Content (g)	[***]
[***] Price (USD/kg)	[***]
Exchange rate (Yen/$)	[***]

For purposes of this adjustment, the [***] materials prices shall be converted from United States Dollars (USD) into Japanese Yen (JPY) using the [***] and the [***] for the applicable [***] period set forth below:

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]

Attachment 2 to the Agreement is hereby deleted.

2.	Panasonic’s Investment.

(a)	Panasonic will make certain capital investments to enable production of cells for Tesla under the Agreement at Panasonic’s factories at [***], Japan, consisting of [***] (the cost of the foregoing investments is the “Investment Cost”). Panasonic will use reasonable efforts to limit the amount of the Investment Cost, and the Investment Cost shall not [***].

(b)	Tesla commits that Panasonic will recover the Investment Cost from Tesla [***] for at least 1.836 billion Items (cells) [***]; provided, however, that [***].

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Exhibit 1

Material Adjustment Calculator

[***]

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Tesla-Panasonic Confidential

June 22, 2012

Process and Procedures for Damaged Goods Arriving at Tesla Motors

Process incorporates language of Section 7 of Supply Agreement between Tesla Motors and Panasonic Industrial Company and Panasonic Corporation dated Oct. 5, 2011 (the “Agreement”)1

1.	Tesla will inspect shipments promptly upon delivery: within [***] of receipt at the DAP Point [***]. Inspection will be to determine if Items conform to mutually agreed upon inspection specifications and to determine if Items are damaged. Tests will include:

a.	OCV measurements

b.	Impedance measurements

c.	[***]

2.	Tesla must notify Panasonic of damage or other non-conformity within [***] of delivery to the DAP Point. This notice must be in writing.

3.	If Panasonic does not receive a notice of damage or non-conformity within [***] after delivery to the DAP Point, the Items will be deemed to be “accepted” for purposes of payment.

4.	If damage or a non-conformity is found or alleged:

a.	Tesla will send written notice to [***] of Panasonic as soon as possible after discovery of damage or non-conformity. Tesla will supply Panasonic detailed facts and supporting evidence (such as test results) regarding the damage or non-conformity.

b.	As soon as practical, [***] will travel to Tesla site (Fremont or Palo Alto) to inspect the affected Items and take photos.

c.	On the same day of the inspection, [***] will email photos to the Panasonic factory (represented by [***]) for review.

d.	As soon as practical, [***] will respond to [***] with a determination as to whether the Items: (i) are usable; (ii) should be subject to additional inspection; (iii) should be returned to the Panasonic factory; or (iv) should be destroyed.

[1]	This document is not intended to, and shall not, modify the Agreement or otherwise waive or modify the parties’ rights and obligations thereunder.

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Tesla-Panasonic Confidential

5.	If Items are determined to be usable, the Panasonic factory will send a written report to [***] that can be submitted to Tesla certifying that the Items are okay to use (i.e., they are free from damage and conform to the agreed specifications).

6.	If the Panasonic factory determines that the Items must leave the Tesla site for further investigation:

a.	Tesla will arrange for pick-up of the allegedly damaged or non-conforming Items and transport to a mutually agreed upon designated location at Tesla’s expense; and

b.	Once Items are at the designated location, Panasonic or the parties’ selected third party service will promptly begin the additional inspection (including technical evaluation of cells) to determine whether cells are usable. This additional inspection will be conducted at Tesla’s expense.

7.	If the cause of the damage or non-conformity is determined to be solely attributable to Panasonic (i.e., cells were damaged or non-conforming upon delivery to Tesla), Panasonic shall:

a.	Replace the affected Items. [***];

b.	Reimburse Tesla for the reasonable costs of transporting the Items to Panasonic or an alternate designated location for inspection and testing (if transport was conducted at Tesla expense); and

c.	Reimburse Tesla for the reasonable costs of inspection and testing (if they were conducted by a third party at Tesla’s expense).

8.	If, based on the findings of Panasonic’s investigation, Panasonic determines that the Items must be returned to the Panasonic factory in Japan, Panasonic will arrange for pick up and shipping of the goods to the factory at Panasonic’s expense.

a.	[***] will work with Panasonic Operations to complete a Return Material Authorization form (RMA). [***] will issue an RMA number to Tesla as soon as practical.

b.	The RMA number must be issued before Tesla transports the Items either to the Panasonic factory, or to an alternate designated location.

c.	The RMA number must be referenced on shipping documentation.

9.	If Panasonic instructs Tesla in writing to destroy the damaged or non-conforming Items, Panasonic shall reimburse Tesla for the reasonable cost of such destruction.

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